Exhibit 99.2

News Release

PG&E Corporation Announces Pricing of Concurrent Offerings of Common Stock and Mandatory Convertible Preferred Stock

OAKLAND, Calif., Dec. 2, 2024 /PRNewswire/ — PG&E Corporation (NYSE: PCG) (“PG&E” or the “Company”) announced today the pricing of its previously announced concurrent underwritten public offerings of (i) 48,661,800 shares of common stock, no par value (“Common Stock”), of the Company at a public offering price of $20.55 per share of Common Stock (the “Common Stock Offering”) and (ii) 28,000,000 shares of newly issued Series A Mandatory Convertible Preferred Stock (“Preferred Stock”) of the Company at a public offering price of $50.00 per share of Preferred Stock (the “Preferred Stock Offering” and, together with the Common Stock Offering, the “Offerings”). PG&E has granted the underwriters in each respective Offering a 30-day option to purchase up to an additional (i) 7,299,270 shares of Common Stock and (ii) solely to cover over-allotments, if any, 4,200,000 shares of Preferred Stock, in each case at the public offering price less the applicable underwriting discount. The Common Stock Offering is expected to be consummated on December 4, 2024, and the Preferred Stock Offering is expected to be consummated on December 5, 2024, each subject to customary closing conditions.

The net proceeds from the Offerings will be approximately $2,354,400,000 (or approximately $2,707,560,000 if the respective underwriters exercise their options to purchase additional shares) after deducting the underwriting discounts and before estimated offering expenses payable by PG&E. PG&E intends to use the net proceeds from the Offerings for general corporate purposes, which may include, among other things, to fund PG&E’s five-year capital investment plan.

Unless earlier converted at the option of the holders, each outstanding share of Preferred Stock will automatically convert on or around December 1, 2027, into between 1.9465 and 2.4331 shares of Common Stock, subject to customary anti-dilution adjustments, determined based on the volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to December 1, 2027. Other than during a fundamental change conversion period (as defined in the prospectus supplement relating to the Offering of the Preferred Stock), at any time prior to the mandatory conversion date, a holder may convert each share of Preferred Stock into a number of shares of Common Stock equal to the minimum conversion rate of 1.9465, subject to certain anti-dilution and other adjustments. Dividends on the Preferred Stock will be payable on a cumulative basis when, as and if declared by PG&E’s board of directors (or an authorized committee thereof) at an annual rate of 6.000% on the liquidation preference of $50.00 per share. PG&E may pay declared dividends in cash or, subject to certain limitations, in shares of common stock or in any combination of cash and common stock on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 2025 and ending on, and including, December 1, 2027. Currently, there is no public market for the Preferred Stock. PG&E has applied to list the Preferred Stock on the New York Stock Exchange under the symbol “PCG-PrX.”

J.P. Morgan, Barclays and Citigroup are acting as joint book-running managers for the Offerings. BofA Securities, Mizuho and Wells Fargo Securities are also acting as joint book-running managers for the Offerings. BMO Capital Markets, BNP PARIBAS, Goldman Sachs & Co. LLC, MUFG, SMBC Nikko and BNY Capital Markets are acting as co-managers for the Offerings.

A registration statement on Form S-3 relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective. Each Offering may be made only by means of a prospectus supplement and accompanying prospectus. When available, copies of the final prospectus supplements and accompanying prospectuses related to the Offerings can be obtained by visiting the SEC’s website at http://www.sec.gov or by contacting J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com; Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847; or Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by telephone at 1-800-831-9146.

This news release does not constitute an offer to sell or a solicitation of an offer to buy these securities, nor does it constitute an offer, solicitation or sale of these securities, in any jurisdiction in which such offer, solicitation or sale is unlawful.

About PG&E Corporation

PG&E Corporation (NYSE: PCG) is a holding company headquartered in Oakland, California. It is the parent company of Pacific Gas and Electric Company, an energy company that serves 16 million Californians across a 70,000-square-mile service area in Northern and Central California.

Forward-Looking Statements

This news release contains forward-looking statements that are necessarily subject to various risks and uncertainties. These statements reflect management’s judgment and opinions that are based on current estimates, expectations, and projections about future events and assumptions regarding these events and management’s knowledge of facts as of the date of this news release. These forward-looking statements relate to, among other matters, estimated losses, including penalties and fines associated with various investigations and proceedings; forecasts of capital expenditures; forecasts of cost savings; estimates and assumptions used in critical accounting estimates, including those relating to insurance receivables, regulatory assets and liabilities, environmental remediation, litigation, third-party claims, the Wildfire Fund, and other liabilities; and the level of future equity or debt issuances. These statements are also identified by words such as “assume,” “expect,” “intend,” “forecast,” “plan,” “project,” “believe,” “estimate,” “predict,” “anticipate,” “commit,” “goal,” “target,” “will,” “may,” “should,” “would,” “could,” “potential,” and similar expressions. PG&E Corporation is not able to predict all the factors that may affect future results. Some of the factors that could cause future results to differ materially from those expressed or implied by the forward-looking statements, or from historical results, include, but are not limited to the extent to which the Wildfire Fund and revised prudency standard under AB 1054 effectively mitigate the risk of liability for damages arising from catastrophic wildfires, including whether Pacific Gas and Electric Company (the “Utility”) maintains an approved WMP and a valid safety certification and whether the Wildfire Fund has sufficient remaining funds; the risks and uncertainties associated with wildfires that have occurred or may occur in the Utility’s service area, including the wildfire that began on October 23, 2019 northeast of Geyserville in Sonoma County, California (the “2019 Kincade fire”), the wildfire that began on July 13, 2021 near the Cresta Dam in the Feather River Canyon in Plumas County, California (the “2021 Dixie fire”), the wildfire that began on September 6, 2022 near Oxbow Reservoir in Placer County, California (the “2022 Mosquito fire”), and any other wildfires for which the causes have yet to be determined; the damage caused by such wildfires; the extent of the Utility’s liability in connection with such wildfires (including the risk that the Utility may be found liable for damages regardless of fault); investigations into such wildfires, including those being conducted by the CPUC; potential liabilities in connection with fines or penalties that could be imposed on the Utility if the CPUC or any other enforcement agency were to bring an enforcement action in respect of any such fire; the risk that the Utility is not able to recover costs from the Wildfire Fund or other third parties or through rates; and the effect on PG&E Corporation’s and the Utility’s reputations of such wildfires, investigations, and proceedings; the extent to which the Utility’s wildfire mitigation initiatives are effective, including the Utility’s ability to comply with the targets and metrics set forth in its WMP; the effectiveness of its system hardening, including undergrounding; the cost of the program and the timing and outcome of any proceeding to recover such costs through rates; and any determination by the OEIS that the Utility has not complied with its WMP; the Utility’s ability to safely, reliably, and efficiently construct, maintain, operate, protect, and decommission its facilities, and provide electricity and natural gas services safely and reliably; significant changes to the electric power and natural gas industries driven by technological advancements, electrification, and the transition to a decarbonized economy; the impact of reductions in utility customer demand for electricity and natural gas, driven by customer self-generation, customer departures to community choice aggregators, direct access providers, and government-owned utilities, and legislative mandates to reduce the use of natural gas; and whether the Utility is successful in addressing the impact of growing distributed and renewable generation resources and changing customer demand for its natural gas and electric services; cyber or physical attacks, including acts of terrorism, war, and vandalism, on the Utility or its third-party vendors, contractors, or customers (or others with whom they have shared data) which could result in operational disruption; the misappropriation or loss of confidential or proprietary assets, information or data, including customer, employee, financial, or operating system information, or intellectual property; corruption of data; or potential costs, lost revenues, litigation, or reputational harm incurred in connection therewith; the Utility’s ability to attract or retain specialty personnel; the impact of severe weather events and other natural disasters, including wildfires and other fires, storms, tornadoes, floods, extreme heat events, drought, earthquakes, lightning, tsunamis, rising sea levels, mudslides, pandemics, solar events, electromagnetic events, wind events or other weather-related conditions, climate change, or natural disasters, and other events that can cause unplanned outages, reduce generating output, disrupt the Utility’s service to customers, or damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies, and the effectiveness of the Utility’s efforts to prevent, mitigate, or respond to such conditions or events; the reparation and other costs that the Utility may incur in connection with such conditions or events; the impact of the adequacy of the Utility’s emergency preparedness; whether the Utility incurs liability to third parties for property damage or personal injury caused by such events; whether the Utility is able to procure replacement power; and whether the Utility is subject to civil, criminal, or regulatory penalties in connection with such events; existing and future regulation and federal, state or local legislation, their implementation, and their interpretation; the cost to comply with such regulation and legislation; and the extent to which the Utility recovers its associated compliance and investment costs, including those regarding: wildfires, including inverse condemnation reform, wildfire insurance, and additional wildfire mitigation measures or other reforms targeted at the Utility or its industry; the environment, including the costs incurred to discharge the Utility’s remediation obligations or the costs to comply with standards for greenhouse gas emissions, renewable energy targets, energy efficiency standards, distributed energy resources, and electric vehicles; the nuclear industry, including operations, seismic design, security, safety, relicensing, the storage of spent nuclear fuel, decommissioning, and cooling water intake, and whether Diablo Canyon’s operations are extended; and the Utility’s ability to continue operating Diablo Canyon until its planned retirement; the regulation of utilities and their affiliates, including the conditions that apply to PG&E Corporation as the Utility’s holding company; privacy and cybersecurity; and taxes and tax audits; the timing and outcomes of the Utility’s pending and future ratemaking and regulatory proceedings, including the extent to which PG&E Corporation and the Utility are able to recover their costs through rates as recorded in memorandum accounts or balancing accounts, or as otherwise requested; and the transfer of ownership of the Utility’s assets to municipalities or other public entities, including as a result of the City and County of San Francisco’s valuation petition; whether the Utility can control its operating costs within the authorized levels of spending; whether the Utility can continue implementing the Lean operating system and achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; the risks and uncertainties associated with inflation; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons; the outcome of current and future self-reports, investigations or other enforcement actions, agency compliance reports, or notices of violation that could be issued related to the Utility’s compliance with laws, rules, regulations, or orders applicable to its gas and electric operations; the construction, expansion, or replacement of its electric and gas facilities; electric grid reliability; audit, inspection and maintenance practices; customer billing and privacy; physical and cybersecurity protections; environmental laws and regulations; or otherwise, such as fines; penalties; remediation obligations; or the implementation of corporate governance, operational or other changes in connection with the EOEP; the risks and uncertainties associated with PG&E Corporation’s and the Utility’s substantial indebtedness and the limitations on their operating flexibility in the documents governing that indebtedness; the risks and uncertainties associated with the resolution of the Subordinated Claims and the timing and outcomes of PG&E Corporation’s and the Utility’s ongoing litigation, including certain indemnity obligations to current and former officers and directors, the Wildfire-Related Non-Bankruptcy Securities Claims, and other third-party claims, as well as potential indemnity obligations to underwriters for certain of the Utility’s note offerings, including the extent to which related costs can be recovered through insurance, rates, or from other third parties; whether PG&E Corporation or the Utility undergoes an “ownership change” within the meaning of Section 382 of the IRC, as a result of which tax attributes could be limited; the ultimate amount of unrecoverable environmental costs the Utility incurs associated with the Utility’s natural gas compressor station site located near Hinkley, California and the Utility’s fossil fuel-fired generation sites; the supply and price of electricity, natural gas, and nuclear fuel; the extent to which the Utility can manage and respond to the volatility of energy commodity prices; the ability of the Utility and its counterparties to post or return collateral in connection with price risk management activities; and whether the Utility is able to recover timely its electric generation and energy commodity costs through rates, including its renewable energy procurement costs; the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms; the risks and uncertainties associated with high rates for the Utility’s customers; actions by credit rating agencies to downgrade PG&E Corporation’s or the Utility’s credit ratings; the severity, extent and duration of the global COVID-19 pandemic and the Utility’s ability to collect on customer receivables; and the impact of changes in GAAP, standards, rules, or policies, including those related to regulatory accounting, and the impact of changes in their interpretation or application.

Additional information concerning these and other factors can be found in our filings with the SEC, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Contact:

Investor Relations: invrel@pge-corp.com

PG&E Shareholder Services: CorporateSecretary@pge.com